UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2025

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	PB	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 1, 2025, Prosperity Bancshares, Inc. (“Prosperity”), a Texas corporation and parent company of Prosperity Bank, El Campo, Texas, posted on the Investor Relations page of its internet website a slide presentation related to its proposed acquisition of Southwest Bancshares, Inc., as described in Item 8.01 below. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to such exhibit. Prosperity is not undertaking to update this presentation.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Acquisition of Southwest Bancshares, Inc.

On October 1, 2025, Prosperity issued a press release announcing that it had entered into a definitive merger agreement (the “Merger Agreement”) with Southwest Bancshares, Inc. (“Southwest”), a Texas corporation and bank holding company of Texas Partners Bank, a Texas banking association, pursuant to the terms and subject to conditions of which, Southwest will merge with and into Prosperity.

On the terms and subject to the conditions of the Merger Agreement, all outstanding stock and restricted stock awards of Southwest will be converted into the right to receive an aggregate of 4,062,520 shares of Prosperity common stock (or cash in lieu of any fractional share), subject to certain potential adjustments as described in the Merger Agreement, and any outstanding Southwest stock option or warrant will be converted into a cash payment. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval by the shareholders of Southwest. The transaction is expected to close during the first quarter of 2026.

A copy of Prosperity’s press release announcing the transaction is attached hereto as Exhibit 99.2, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit Number	Description of Exhibit
99.1	Investor Presentation dated October 1, 2025.
99.2	Joint Press Release issued by Prosperity Bancshares, Inc. and Southwest Bancshares, Inc. dated October 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Notes on Forward Looking Statements

This Current Report on Form 8-K contains statements regarding the proposed transactions between (1) Prosperity Bancshares, Inc. (“Prosperity”) and Southwest Bancshares, Inc. (“Southwest”) and (2) Prosperity and American Bank Holding Corporation (“American”); future financial and operating results; benefits and synergies of the transactions; future opportunities for Prosperity; the issuances of common stock of Prosperity contemplated by the Agreement and Plan of Merger by and between Prosperity and Southwest (the “Prosperity/Southwest Merger Agreement”) and the Agreement and Plan of Merger by and between Prosperity and American (the “Prosperity/American Merger Agreement” and, together with the Prosperity/Southwest Merger Agreement, the “Merger Agreements”); in connection with the proposed transaction between Prosperity and Southwest, the expected filing by Prosperity with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “Prosperity/Southwest Registration Statement”) and a prospectus of Prosperity and a proxy statement of Southwest to be included therein (the “Prosperity/Southwest Proxy Statement/Prospectus”); in connection with the proposed transaction between Prosperity and American, a registration statement on Form S-4 (the “Prosperity/American Registration Statement” and, together with the Prosperity/Southwest Registration Statement, the “Registration Statements”) and a preliminary prospectus of Prosperity and a proxy statement of American included therein (the “Prosperity/American Proxy Statement/ Prospectus” and, together with the Southwest Proxy Statement/Prospectus, the “Proxy Statement/Prospectuses”), which registration statement was filed with the SEC on September 17, 2025 and amended on September 30, 2025; the expected timing of the closing of the proposed transactions; the ability of the parties to complete the proposed transactions considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about Prosperity and its subsidiaries or related to the proposed transactions between (1) Prosperity and Southwest and (2) Prosperity and American and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of each of the proposed transactions, and statements about the assumptions underlying any such statement.

These forward‑looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of Prosperity’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, Southwest or American or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the transactions may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Prosperity’s, Southwest’s and American’s businesses as a result of the announcements and pendency of the transactions, (3) the risk that the integration of Southwest’s and/or American’s businesses and operations into Prosperity, will be materially delayed or will be more costly or difficult than expected, or that Prosperity is otherwise unable to successfully integrate Southwest’s and/or American’s business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approval by the shareholders of Southwest and/or American, (5) the ability by each of Prosperity, Southwest and/or American to obtain required governmental approvals of the transactions on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect Prosperity after the closing of the transactions or adversely affect the expected benefits of the transactions, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transactions, (7) the failure of the closing conditions in the applicable Merger Agreements to be satisfied, or any unexpected delay in closing the transactions or the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable Merger Agreements, (8) the dilution caused by the issuances of additional shares of Prosperity’s common stock in the transactions, (9) the possibility that the transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Prosperity before or after any of the transactions, or against Southwest or American, (11) diversion of management’s attention from ongoing business operations and (12) general competitive, economic, political and market conditions and other factors that may affect future results of Prosperity, Southwest and American. Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other factors are discussed in Prosperity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements Prosperity has filed with the SEC. Copies of the SEC filings for Prosperity may be downloaded from the Internet at no charge from http://www.prosperitybankusa.com.

Additional Information about the Transaction and Where to Find It

Prosperity intends to file with the SEC the Prosperity/Southwest Registration Statement on Form S-4 to register the shares of Prosperity common stock to be issued to the shareholders of Southwest in connection with Prosperity’s and Southwest’s proposed transaction. The Prosperity/Southwest Registration Statement will include the Prosperity/Southwest Proxy Statement/Prospectus which will be sent to the shareholders of Southwest in connection with the proposed transaction. This communication is not a substitute for the Prosperity/Southwest Proxy Statement/Prospectus or any other document which Prosperity may file with the SEC.

In connection with Prosperity’s and American’s proposed transaction, Prosperity has filed with the SEC on September 17, 2025 the Prosperity/American Registration Statement on Form S-4, as amended on September 30, 2025 (the “Amended Prosperity/American Registration Statement”) (which Amended Prosperity/American Registration Statement was declared effective by the SEC on September 30, 2025), to register the shares of Prosperity common stock to be issued to the shareholders of American in connection with Prosperity’s and American’s proposed transaction. The Prosperity/American Proxy Statement/Prospectus will be delivered to shareholders of American. Prosperity may also file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the Prosperity/American Proxy Statement/Prospectus or Amended Prosperity/American Registration Statement or any other document which Prosperity may file with the SEC.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE APPLICABLE REGISTRATION STATEMENT ON FORM S-4, THE APPLICABLE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE APPLICABLE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTIONS OR INCORPORATED BY REFERENCE INTO THE APPLICABLE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, SOUTHWEST, AMERICAN AND THE APPLICABLE PROPOSED TRANSACTIONS.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, free of charge, from Prosperity at http://www.prosperitybankusa.com. Copies of the Prosperity/American Proxy Statement/Prospectus (and the Prosperity/Southwest Proxy Statement/Prospectus, when it becomes available) can also be obtained, free of charge, by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199, or with respect to the Prosperity/American Proxy Statement/Prospectus, to American Bank Holding Corporation, 800 North Shoreline Boulevard, Corpus Christi, Texas 78401, Attn: Stephen Raffaele, (512) 306-5550 or, with respect to the Prosperity/Southwest Proxy Statement/Prospectus, Southwest Bancshares, Inc., 1900 NW Loop 410, San Antonio, Texas 78213, Attention: Investor Relations, (210) 807-5511, as applicable.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: October 1, 2025	By:	/s/ Charlotte M. Rasche
Name: Charlotte M. Rasche
Title: Executive Vice President and General Counsel